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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 1996


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1996-1)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-7569                13-3416059
        --------                    --------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

250 Vesey Street
World Financial Center
North Tower - 10th Floor
NEW YORK, NEW YORK                                             10281
- -------------------------                                    ---------
(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 449-1000


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                                       -2-


Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         Merrill Lynch Mortgage Investors, Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-7569, in connection with the Depositor's issuance of a series of certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates, Series 1996-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 1996, among the Depositor as depositor (the "Depositor"), Berkeley Federal Bank & Trust FSB as master servicer and Bankers Trust Company of California, N.A. as trustee. The Certificates designated as the Series 1996-1 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family mortgage loans, all of which are secured by first or second liens, having original terms to maturity ranging from 15 years to 30 years (the "Mortgage Loans"). The Mortgage Pool will consist of Mortgage Loans having an aggregate principal balance as of September 1, 1996 (the "Cut-off Date") of approximately $83,104,000.00

Computational Materials

         Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter of the Class A Certificates (the "Underwriter") has provided certain prospective purchasers of Certificates with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates based on collateral information provided by Berkeley Federal Bank & Trust FSB and under certain assumptions and scenarios.



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                                       -3-



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



    EXHIBIT NO.                             DESCRIPTION

        99 Computational Materials (as defined in Item 5) that have been provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated to certain prospective purchasers of Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates, Series 1996-1




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 20, 1996

                                              MERRILL LYNCH MORTGAGE
                                              INVESTORS, INC.



                                        By:   /s/ C.J. DeSantis
                                              ----------------------------------
                                      Name:   C.J. DeSantis
                                     Title:   Managing Director





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                                INDEX TO EXHIBITS



                                                                   Sequentially
  Exhibit No.                   Description                        Numbered Page
  -----------                   -----------                        -------------

       99        Computational Materials (as defined in Item 5)         6
                 that have been provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated to certain prospective purchasers of Merrill
                 Lynch Mortgage Investors, Inc., Mortgage
                 Loan Asset-Backed Certificates, Series 1996-1